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                                                                     EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-41668) of Z-Tel Technologies, Inc. of our report dated February 23, 2001, except Note 18, as to which the date is March 15, 2001, relating to the financial statements, which appears in this Form 10-K.


                                    /s/ PricewaterhouseCoopers LLP


Tampa, Florida
March 30, 2001